UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 9, 2006
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                           1-7023                     04-1933106
(State of incorporation)   (Commission File Number)        (I.R.S. Employer
                                                          Identification No.)

941 GRINNELL STREET, FALL RIVER, MASSACHUSETTS                  02721
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code            (508) 678-1951




         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 9, 2006, Quaker Fabric Corporation of Fall River ("Quaker"), a wholly-owned subsidiary of Quaker Fabric Corporation (the "Company"), entered into a $25.0 million amended and restated senior secured revolving credit agreement with Bank of America, N.A. (the "Bank") and two other lenders (the "2006 Revolving Credit Agreement"). Quaker's obligations to the revolving credit lenders are secured by all of the Company's assets, with a junior interest in Quaker's real estate and machinery and equipment. Simultaneously, Quaker entered into two (2) senior secured term loans in the aggregate amount of $24.6 million, with GB Merchant Partners, LLC as Agent for the term loan lenders (the "2006 Term Loan Agreement"). The two term loans consist of a $12.5 million real estate loan and a $12.1 million equipment loan (the "Real Estate Term Loan" and the "Equipment Term Loan", respectively, and together, the "Term Loans"). The Term Loans are secured by all of the Company's assets, with a first priority security interest in the Company's machinery and equipment and real estate.

The proceeds of the Term Loans were used to: (i) repay, in full, all outstanding obligations under the term loan previously provided by the Bank pursuant to the terms of Quaker's May 18, 2005 senior secured credit facility with the Bank (the "2005 Credit Agreement"), (ii) reduce Quaker's obligations to the Bank under the revolving credit portion of the 2005 Credit Agreement by approximately $8.9 million, (iii) fund a $1.0 million environmental escrow account required by the Term Loan Lenders to cover certain environmental site assessment and remediation expenses potentially arising out of Environmental Conditions at the various parcels of real estate serving as collateral for Quaker's obligations to the Term Loan Lenders, and (iv) pay for approximately $2.6 million of transaction and related costs required by the Bank and the Term Loan Lenders to be paid at the Closing, including fees to the various lenders of approximately $1.5 million and professional and consulting fees of approximately $1.1 million.

Both the 2006 Revolving Credit Agreement and the 2006 Term Loan Agreement have maturity dates of May 17, 2010.

Advances to Quaker under the 2006 Revolving Credit Facility are limited to a formula based on Quaker's accounts receivable and inventory minus an "Availability Reserve" (and such other reserves as the Bank may establish from time to time in its reasonable credit judgment.)

Pursuant to the terms of the 2006 Term Loan Agreement, mandatory prepayments of the Real Estate and Equipment Term Loans are required as Quaker sells the assets securing those loans pursuant to the terms of the restructuring plan Quaker has in place (the "Restructuring Plan"). Following the sale in 2008 of the last parcel of real estate contemplated by the Restructuring Plan, amortization of the Real Estate Term Loan would be at the rate of $1.1 million per year, payable at the rate of $100,000 per month in each month other than July. In addition, in the event sales of certain parcels of real estate are not consummated on or before the dates assumed for such sales in the Restructuring Plan, Quaker would be responsible for making Late Sale Amortization Payments (as defined in the 2006 Term Loan Agreement) at the rate of $150,000 per month until such payments equal 92.5% of the net proceeds the Term Loan Lenders would have received on the sale of such real estate. Mandatory prepayments of the Equipment Term Loan and the Real Estate Term Loan are also required in the event of Equipment Appraisal and/or Real Property Appraisal Shortfalls, respectively (as defined in the 2006 Term Loan Agreement).

In addition, both the 2006 Revolving Credit Agreement and the 2006 Term Loan Agreement contain a "springing" Fixed Charge Coverage Ratio covenant with which Quaker would need to comply in the event Quaker's "Excess Availability" under the 2006 Revolving Credit Agreements were to fall below certain levels. Both Loan Agreements also include customary reporting obligations and certain affirmative and negative covenants including, but not limited to, restrictions on dividend payments, capital expenditures, indebtedness, liens and acquisitions and investments.

As of November 10, 2006, there were $13.6 million of loans outstanding under the 2006 Revolving Credit Agreement, including approximately $4.5 million of letters of credit and unused availability of $5.3 million, net of the Availability Reserve. In addition, as of the same date, Quaker's outstanding obligations under the Term Loans were approximately $24.6 million.

The foregoing descriptions of the 2006 Revolving Credit Agreement, the 2006 Term Loan Agreement, the Security Agreements, the Guaranties, the Intercreditor Agreement and the Environmental Indemnity Agreements are qualified in their entirety by reference to the 2006 Revolving Credit Agreement, the 2006 Term Loan Agreement, the Security Agreements, the Guaranties, the Intercreditor Agreement and the Environmental Indemnity Agreements which are filed as Exhibits 10.37 through and 10.44 to this Form 8-K and are incorporated by reference herein.


                                       2
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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

10.37 Amended and Restated Revolving Credit Agreement (dated as of November 9, 2006) by and among Quaker Fabric Corporation of Fall River, as Borrower; Bank of America, N.A. and the Other Lending Institutions which are or may become parties thereto (the "Revolving Credit Lenders"); and Bank of America, N.A., as Administrative Agent for the Revolving Credit Lenders, Issuing Bank and Cash Management Bank (the "2006 Revolving Credit Agreement").

10.38    Amendment and  Reaffirmation of Loan Documents (dated as of November 9,
         2006) among Quaker Fabric Corporation of Fall River, as Borrower; Quaker Textile Corporation, Quaker Fabric Mexico, S.A. de C.V., and Quaker Fabric Corporation, as Guarantors; and Bank of America, N.A., as Administrative Agent on behalf of the Revolving Credit Lenders.

10.39 Environmental Indemnity Agreement (dated as of November 9, 2006) by and among Quaker Fabric Corporation of Fall River, Quaker Textile Corporation, Quaker Fabric Mexico, S.A. de C.V. and Quaker Fabric Corporation, as Indemnitors, and the Revolving Credit Lenders and Bank of America, N.A., as Administrative Agent for the Revolving Credit Lenders, as Indemnitees.

10.40 Term Loan Agreement (dated as of November 9, 2006) by and among Quaker Fabric Corporation of Fall River, as Borrower; 1903 Debt Fund, LP, and the Other Lending Institutions which are or may become parties thereto (the "Term Loan Lenders") and GB Merchant Partners, LLC, as Administrative Agent for the Term Loan Lenders (the "2006 Term Loan Agreement").

10.41 Security Agreement (dated as of November 9, 2006) among Quaker Fabric Corporation of Fall River, as Borrower; Quaker Textile Corporation, Quaker Fabric Mexico, S.A. de C.V., and Quaker Fabric Corporation, as Guarantors; and GB Merchant Partners, LLC, as Administrative Agent on behalf of the Term Loan Lenders.

10.42 Guaranty Agreement (dated as of November 9, 2006) by Quaker Fabric Corporation, Quaker Textile Corporation and Quaker Fabric Mexico, S.A. de C.V., as Guarantors, in favor of 1903 Debt Fund, LP and the Other Lending Institutions which are or may become parties to the 2006 Term Loan Agreement.

10.43 Environmental Indemnity Agreement (dated as of November 9, 2006) by and among Quaker Fabric Corporation of Fall River, Quaker Textile Corporation, Quaker Fabric Mexico, S.A. de C.V. and Quaker Fabric Corporation, as Indemnitors, and 1903 Debt Fund, LP, the Other Lending Institutions which are or may become parties to the 2006 Term Loan Agreement and GB Merchant Partners, LLC, as Administrative Agent for the Term Loan Lenders, as Indemnitees.

10.44 Intercreditor Agreement (dated as of November 9, 2006) by and among Bank of America, N.A., as Administrative Agent for the Revolving Credit Lenders, GB Merchant Partners, LLC, as Administrative Agent for the Term Loan Lenders, Quaker Fabric Corporation of Fall River, as Borrower, Quaker Fabric Corporation, Parent, and the other Credit Parties named on the signature pages of the Agreement.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          QUAKER FABRIC CORPORATION
                          (Registrant)



Date: November 15, 2006

                          /S/ PAUL J. KELLY
                          --------------------------------------------------
                          Paul J. Kelly
                          Vice President - Finance and Treasurer

                                  EXHIBIT INDEX


10.37 Amended and Restated Revolving Credit Agreement (dated as of November 9, 2006) by and among Quaker Fabric Corporation of Fall River, as Borrower; Bank of America, N.A. and the Other Lending Institutions which are or may become parties thereto (the "Revolving Credit Lenders"); and Bank of America, N.A., as Administrative Agent for the Revolving Credit Lenders, Issuing Bank and Cash Management Bank (the "2006 Revolving Credit Agreement").

10.38    Amendment and  Reaffirmation of Loan Documents (dated as of November 9,
         2006) among Quaker Fabric Corporation of Fall River, as Borrower; Quaker Textile Corporation, Quaker Fabric Mexico, S.A. de C.V., and Quaker Fabric Corporation, as Guarantors; and Bank of America, N.A., as Administrative Agent on behalf of the Revolving Credit Lenders.

10.39 Environmental Indemnity Agreement (dated as of November 9, 2006) by and among Quaker Fabric Corporation of Fall River, Quaker Textile Corporation, Quaker Fabric Mexico, S.A. de C.V. and Quaker Fabric Corporation, as Indemnitors, and the Revolving Credit Lenders and Bank of America, N.A., as Administrative Agent for the Revolving Credit Lenders, as Indemnitees.

10.40 Term Loan Agreement (dated as of November 9, 2006) by and among Quaker Fabric Corporation of Fall River, as Borrower; 1903 Debt Fund, LP, and the Other Lending Institutions which are or may become parties thereto (the "Term Loan Lenders") and GB Merchant Partners, LLC, as Administrative Agent for the Term Loan Lenders (the "2006 Term Loan Agreement").

10.41 Security Agreement (dated as of November 9, 2006) among Quaker Fabric Corporation of Fall River, as Borrower; Quaker Textile Corporation, Quaker Fabric Mexico, S.A. de C.V., and Quaker Fabric Corporation, as Guarantors; and GB Merchant Partners, LLC, as Administrative Agent on behalf of the Term Loan Lenders.

10.42 Guaranty Agreement (dated as of November 9, 2006) by Quaker Fabric Corporation, Quaker Textile Corporation and Quaker Fabric Mexico, S.A. de C.V., as Guarantors, in favor of 1903 Debt Fund, LP and the Other Lending Institutions which are or may become parties to the 2006 Term Loan Agreement.

10.43 Environmental Indemnity Agreement (dated as of November 9, 2006) by and among Quaker Fabric Corporation of Fall River, Quaker Textile Corporation, Quaker Fabric Mexico, S.A. de C.V. and Quaker Fabric Corporation, as Indemnitors, and 1903 Debt Fund, LP, the Other Lending Institutions which are or may become parties to the 2006 Term Loan Agreement and GB Merchant Partners, LLC, as Administrative Agent for the Term Loan Lenders, as Indemnitees.

10.44 Intercreditor Agreement (dated as of November 9, 2006) by and among Bank of America, N.A., as Administrative Agent for the Revolving Credit Lenders, GB Merchant Partners, LLC, as Administrative Agent for the Term Loan Lenders, Quaker Fabric Corporation of Fall River, as Borrower, Quaker Fabric Corporation, Parent, and the other Credit Parties named on the signature pages of the Agreement.